EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Torpedo Sports USA, Inc. (the "Company") on Form 10-KSB for the year ended July 31, 2003 I, Henry Fong, Chief
Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbarnes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-KSB of Torpedo Sports, USA, Inc. for the year ended July 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-KSB of Torpedo Sports USA, Inc. for the year ended July 31, 2003, fairly presents, in all material respects, the financial condition and result of operations of the Torpedo Sports USA, Inc.



/s/ Henry Fong
-----------------------
Henry Fong
Chief Executive Officer
December 29, 2003

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In connection with the Annual Report of Torpedo Sports USA, Inc. (the "Company")
on Form 10-KSB for the year ended July 31, 2003 I, Barry S. Hollander, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbarnes-Oxley Act of 2002, that:

     (1) such Annual Report on Form 10-KSB of Torpedo Sports, USA, Inc. for the year ended July 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-KSB of Torpedo Sports USA, Inc. for the year ended July 31, 2003, fairly presents, in all material respects, the financial condition and result of operations of the Torpedo Sports USA, Inc.



/s/ Barry S. Hollander
-----------------------
Barry S. Hollander
Chief Financial Officer
December 29, 2003